UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 10, 2001

                         CAPITAL AUTO RECEIVABLES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                    333-93431           38-3082892
-------------------------------    -----------      ------------------
(State or other jurisdiction of     Commission       (I.R.S. Employer
incorporation or organization)      File Number       Identification
                                                      No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE                      19801
--------------------------------------                ----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code   302-658-7581
                                                     ------------


Items 1-6.        Not Applicable.

Item 7.           Financial Statements and Exhibits.

          (a)  Not Applicable

          (b)  Not Applicable

          (c)  Exhibits

               4.1 Indenture between Capital Auto Receivables Asset Trust 2001-2 (the "Trust") and the Bank One, National Association, as Indenture Trustee, dated as of June 26, 2001

               4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Bankers Trust (Delaware), as Owner Trustee, dated as of June 26, 2001

               99.1 Trust Sale and  Servicing  Agreement  among  General  Motors
                    Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 2001-2, as the Issuer, dated as of June 26, 2001

               99.2 Supplemental  Statement  of  Eligibility  on Form T-1 of the
                    Bank One, National Association, as Indenture Trustee under the Indenture

               99.3 Pooling  and  Servicing   Agreement   between  Capital  Auto
                    Receivables, Inc. and General Motors Acceptance Corporation, dated as of June 26, 2001


               99.4 Schedule to the Master ISDA Agreement  between  Capital Auto
                    Receivables Asset Trust 2001-2 and Citibank, N.A. dated as of June 14, 2001.


               99.5-1 Letter  Agreement to confirm  terms and  conditions of the
                    Swap Transaction between Citibank, N.A. and Capital Auto Receivables Asset Trust 2001-2 Re: Class A-1 Notes, dated as of June 26, 2001.


               99.5-2 Letter  Agreement to confirm  terms and  conditions of the
                    Swap Transaction between Citibank, N.A. and Capital Auto Receivables Asset Trust 2001-2 Re: Class A-2 Notes, dated as of June 26, 2001.


               99.5-3 Letter  Agreement to confirm  terms and  conditions of the
                    Swap Transaction between Citibank, N.A. and Capital Auto Receivables Asset Trust 2001-2 Re: VPRN's, dated as of June 26, 2001.


               99.5-4 Letter  Agreement to confirm  terms and  conditions of the
                    Swap Transaction between Citibank, N.A. and Capital Auto Receivables Asset Trust 2001-2 Re: Certificates, dated as of June 26, 2001.


               99.6 Triparty Contingent  Assignment Agreement among Capital Auto
                    Receivables Asset Trust 2001-2, General Motors Acceptance Corporation and Citibank, N.A. dated as of June 26, 2001.

               99.7 Swap  Counterparty   Rights  Agreement  among  Capital  Auto
                    Receivables Asset Trust 2001-2, General Motors Acceptance Corporation, Citibank, N.A., Capital Auto Receivables, Inc., Bank One, National Association and Bankers Trust (Delaware) dated as of June 26, 2001

               99.8 Administration  Agreement  among  Capital  Auto  Receivables
                    Asset Trust 2001-2, General Motors Acceptance Corporation and Bank One, National Association dated as of June 26, 2001

               99.9 Custodian   Agreement   between  General  Motors  Acceptance
                    Corporation and Capital Auto Receivables, Inc. dated as of June 26, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CAPITAL AUTO RECEIVABLES, INC.
                                    --------------------------------------
                                              (Registrant)



                                    /s/  WILLIAM F. MUIR
                                    --------------------------------------
Dated:  July 10, 2001               William F. Muir, Chairman of the Board
        -------------




                                    /s/  JOHN D. FINNEGAN
                                    --------------------------------------
Dated:  July 10, 2001               John D. Finnegan, President and Director
        -------------

                                  EXHIBIT INDEX

           Exhibit                      Description
           -------                      -----------


               4.1 Indenture between Capital Auto Receivables Asset Trust 2001-2 (the "Trust") and the Bank One, National Association, as Indenture Trustee, dated as of June 26, 2001

               4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Bankers Trust (Delaware), as Owner Trustee, dated as of June 26, 2001

               99.1 Trust Sale and  Servicing  Agreement  among  General  Motors
                    Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 2001-2, as the Issuer, dated as of June 26, 2001

               99.2 Supplemental  Statement  of  Eligibility  on Form T-1 of the
                    Bank One, National Association, as Indenture Trustee under the Indenture

               99.3 Pooling  and  Servicing   Agreement   between  Capital  Auto
                    Receivables, Inc. and General Motors Acceptance Corporation, dated as of June 26, 2001

               99.4 Schedule to the Master ISDA Agreement  between  Capital Auto
                    Receivables Asset Trust 2001-2 and Citibank, N.A. dated as of June 14, 2001.

               99.5-1 Letter  Agreement to confirm  terms and  conditions of the
                    Swap Transaction between Citibank, N.A. and Capital Auto Receivables Asset Trust 2001-2 Re: Class A-1 Notes, dated as of June 26, 2001.

               99.5-2 Letter  Agreement to confirm  terms and  conditions of the
                    Swap Transaction between Citibank, N.A. and Capital Auto Receivables Asset Trust 2001-2 Re: Class A-2 Notes, dated as of June 26, 2001.

               99.5-3 Letter  Agreement to confirm  terms and  conditions of the
                    Swap Transaction between Citibank, N.A. and Capital Auto Receivables Asset Trust 2001-2 Re: VPRN's, dated as of June 26, 2001.

               99.5-4 Letter  Agreement to confirm  terms and  conditions of the
                    Swap Transaction between Citibank, N.A. and Capital Auto Receivables Asset Trust 2001-2 Re: Certificates, dated as of June 26, 2001.


               99.6 Triparty Contingent  Assignment Agreement among Capital Auto
                    Receivables Asset Trust 2001-2, General Motors Acceptance Corporation and Citibank, N.A. dated as of June 26, 2001.

               99.7 Swap  Counterparty   Rights  Agreement  among  Capital  Auto
                    Receivables Asset Trust 2001-2, General Motors Acceptance Corporation, Citibank, N.A., Capital Auto Receivables, Inc., Bank One, National Association and Bankers Trust (Delaware) dated as of June 26, 2001

               99.8 Administration  Agreement  among  Capital  Auto  Receivables
                    Asset Trust 2001-2, General Motors Acceptance Corporation and Bank One, National Association dated as of June 26, 2001

               99.9 Custodian   Agreement   between  General  Motors  Acceptance
                    Corporation and Capital Auto Receivables, Inc. dated as of June 26, 2001.